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                                                                   EXHIBIT 10.31



                         1993 LONG-TERM INCENTIVE PLAN,
                                   AS AMENDED





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                                                                    EXHBIT 10.31

                           SOFAMOR DANEK GROUP, INC.
                   1993 LONG-TERM INCENTIVE PLAN, AS AMENDED

1.       PURPOSE.

The purpose of the SOFAMOR DANEK GROUP, INC. 1993 LONG-TERM INCENTIVE PLAN, AS AMENDED (the "Plan") is to further the earnings of SOFAMOR DANEK GROUP, INC., an Indiana corporation, and its subsidiaries (collectively, the "Company") by assisting the Company in attracting, retaining and motivating management employees and directors of high caliber and potential. The Plan provides for the award of long-term incentives to those officers, other key executives and directors who make substantial contributions to the Company by their loyalty, industry and invention. In addition, the Plan contains a program (the "Director Program") which provides for the non-discretionary periodic grant of Non-qualified Stock Options (as hereinafter defined) to non-employee directors of the Company (the "Director Options").

2.       ADMINISTRATION.

The Plan (other than the Director Program) shall be administered by a committee (the "Committee"). The Board of Directors of the Company (the "Board of Directors") may act as the Committee, or it may delegate such responsibility to one or more of its members. The Committee shall have full and final authority in its discretion to interpret the provisions of the Plan (other than the Director Program) and to decide all questions of fact arising in its application. Subject to the provisions hereof, the Committee shall have full and final authority in its discretion to determine the employees and directors to whom awards shall be made under the Plan (other than the Director Program); to determine the type of awards to be made under the Plan (other than the Director Program) and the amount, size and terms and conditions of each such award under the Plan (other than the Director Program); to determine the time when awards shall be granted; to determine the provisions of each agreement evidencing an award; and to make all other determinations necessary or advisable for the administration of the Plan (other than the Director Program).

3.       STOCK SUBJECT TO THE PLAN.

The Company may grant awards under the Plan with respect to not more than a total of 6,000,000 shares of no par value common stock of the Company (the "Shares") (subject, however, to adjustment as provided in paragraph 21, below). Such Shares may be authorized and un-issued Shares or treasury Shares. In any calendar year, no participant may be granted awards relating to more than 500,000 shares. Except as otherwise provided herein, any Shares subject to an option or right which for any reason is surrendered before exercise or expires or is terminated unexercised as to such Shares shall again be available for the granting of awards under the Plan. Similarly, if any Shares granted pursuant to restricted stock awards are forfeited, such forfeited





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Shares shall again be available for the granting of awards under the Plan, unless the dividends were paid to the holders of such Shares.

4.       ELIGIBILITY TO RECEIVE AWARDS.

Persons eligible to receive awards under the Plan (other than the Director Program) shall be limited to those officers, other key executive employees and directors of the Company who are in positions in which their decisions, actions and counsel have a significant impact upon the profitability and success of the Company.

5.       FORM OF AWARDS.

Awards may be made from time to time by the Committee (other than the Director Program) in the form of stock options to purchase Shares, stock appreciation rights, performance units, restricted stock, or any combination of the above. Stock options may be options which are intended to qualify as incentive stock options ("Incentive Stock Options") within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"), or options which are not intended to so qualify ("Non-Qualified Stock Options").

6.       EMPLOYEE STOCK OPTIONS.

Stock options for the purchase of Shares granted other than under the Director Program shall be evidenced by written agreements in such form not inconsistent with the Plan as the Committee shall approve from time to time. Such agreement shall contain the terms and conditions applicable to the options, including in substance the following terms and conditions:

         (a) Type of Option. Each option agreement shall identify the options represented thereby as Incentive Stock Options or Non-Qualified Stock Options, as the case may be, and shall set forth the number of Shares subject to the options.

         (b) Option Price. The option exercise price to be paid by the optionee to the Company for each Share purchased upon the exercise of an option shall be determined by the Committee, but shall in no event be less than the par value of a Share.

         (c) Exercise Term. Each option agreement shall state the period or periods of time within which the option may be exercised, in whole or in part, as determined by the Committee and subject to such terms and conditions as are prescribed for such purpose by the Committee, provided that no Incentive Stock Option shall be exercisable after ten years, and no Non-Qualified Stock Option shall be exercisable after ten years and one day, from the date of grant thereof. The Committee, in its discretion, may provide in the option agreement circumstances under which the option





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                 shall become immediately exercisable, in whole or in part, and, notwithstanding, the foregoing may accelerate the exercisability of any option, in whole or in part, at any time.

         (d) Payment for Shares. The purchase price of the Shares with respect to which an option is exercised shall be payable in full at the time of exercise in cash, Shares at fair market value, or a combination thereof, as the Committee may determine and subject to such terms and conditions as may be prescribed by the Committee for such purpose. If the purchase price is paid by tendering Shares, the Committee in its discretion, may grant the optionee a new stock option for the number of Shares used to pay the purchase price.

         (e) Rights Upon Termination of Employment. In the event that an optionee ceases to be an employee or director of the Company for any cause other than Retirement (as defined below), death or Disability (as defined below), the optionee shall have the right to exercise the option during its term within a period of three months after such termination to the extent that the option was exercisable at the time of termination, or within such other period, and subject to such terms and conditions, as may be specified by the Committee. (As used herein, the term "Retirement" means retirement from active employment with the Company on or after age 65, or such earlier age with the express written consent for purposes of the Plan of the Company at or before the time of such retirement, and the term "Retires" has the corresponding meaning. As used herein, the term "Disability" means a condition that, in the judgment of the Committee, has rendered a grantee completely and presumably permanently unable to perform any and every duty of his regular occupation, and the term "Disabled" has the corresponding meaning). In the event that an optionee Retires, dies or becomes Disabled prior to the expiration of his option and without having fully exercised his option, the optionee or his Beneficiary (as defined below) shall have the right to exercise the option during its term within a period of (i) one year after termination of employment due to Retirement, death or Disability, or (ii) one year after death if death occurs either within one year after termination of employment due to Retirement or Disability or within three months after termination of employment for other reasons, to the extent that the option was exercisable at the time of death or termination, or within such other period, and subject to such terms and conditions, as may be specified by the Committee. (As used herein, the term "Beneficiary" means the person or persons designated in writing by the grantee as his Beneficiary with respect to an award under the Plan; or, in the absence of an effective designation or if the designated person or persons predecease the grantee, the grantee's Beneficiary shall be the





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                 person or persons who acquire by bequest or inheritance the grantee's rights in respect of an award). In order to be effective, a grantee's designation of a Beneficiary must be on file with the Committee before the grantee's death, but any such designation may be revoked and a new designation substituted therefor at any time before the grantee's death.

         (f) Non-Transferability. Options granted under the Plan shall not be sold, assigned, transferred, exchanged, pledged, hypothecated, or otherwise encumbered, other than by will, by the laws of descent and distribution or pursuant to a qualified domestic relations order. During the lifetime of the optionee the option is exercisable only by the optionee.

         (g) Incentive Stock Options. In the case of an Incentive Stock Option, each option shall be subject to such other terms conditions and provisions as the Committee determines necessary or desirable in order to qualify such option as an incentive stock option within the meaning of Section 422(b) of the Code (or any amendment or substitute or successor thereto or regulation thereunder), including in substance, without limitation, the following:

                 (i) The purchase price of stock subject to an Incentive Stock Option shall not be less than 100 percent of the fair market value of such stock on the date the option is granted, as determined by the Committee.

                 (ii) The aggregate fair market value (determined as of the time the option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by an optionee in any calendar year (under all plans of the Company and its subsidiary corporations (which term, as used hereinafter, shall have the meaning ascribed thereto in Section 425(f) of the Code (or successor provision of similar import))) shall not exceed $100,000.

                 (iii) No Incentive Stock Option shall be granted to any employee if at the time the option is granted the individual owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of a subsidiary corporation of the Company, unless at the time such option is granted the option price is at least 110 percent of the fair market value (as determined by the Committee) of the stock subject to the option and such option by its terms is not exercisable after the expiration of five years from the date of grant.

                 (iv) Directors who are not employees of the Company shall not be eligible to receive Incentive Stock Options.


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                 (v)      In the event of termination of employment by reason of
                          Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, the option will thereafter be treated as a Non-Qualified Stock Option.

7.       STOCK APPRECIATION RIGHTS.

Stock appreciation rights (SARs) shall be evidenced by written SAR agreements in such form not inconsistent with the Plan as the Committee shall approve from time to time. Such SAR agreements shall contain the terms and conditions applicable to the SARs, including in substance the following terms and conditions:

         (a) Award. SARs may be granted in connection with a previously or contemporaneously granted stock option (other than an option granted pursuant to the Director Program), or independently of a stock option. SARs shall entitle the grantee, subject to such terms and conditions as may be determined by the Committee, to receive upon exercise thereof all or a portion of the excess of (i) the fair market value at the time of exercise, as determined by the Committee, of a specified number of Shares with respect to which the SAR is exercised, over (ii) a specified price which shall not be less than 100 percent of the fair market value of the Shares at the time the SAR is granted, or, if the SAR is granted in connection with a previously issued stock option, not less than 100 percent of the fair market value of the Shares at the time such option was granted. Upon exercise of an SAR, the number of Shares reserved for issuance hereunder shall be reduced by the number of Shares covered by the SAR. Shares covered by an SAR shall not be used more than once to calculate the amount to be received pursuant to the exercise of the SAR.

         (b) SARs Related to Stock Options. If an SAR is granted in relation to a stock option, (i) the SAR shall be exercisable only at such times, and by such persons, as the related option is exercisable; (ii) the grantee's right to exercise the related option shall be canceled if and to the extent that the Shares subject to the option are used to calculate the amount to be received upon the exercise of the related SAR; (iii) the grantee's right to exercise the related SAR shall be canceled if and to the extent that the Shares subject to the SAR are purchased upon the exercise of the related option; and (iv) the SAR shall not be transferable other than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the grantee only by him.





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         (c)     Term.  Each SAR agreement shall state the period or periods of time within which the SAR may be exercised, in whole or in part, as determined by the Committee and subject to such terms and conditions as are prescribed for such purpose by the Committee, provided that no SAR shall be exercisable later than ten years after the date of grant. The Committee may, in its discretion, provide in the SAR agreement circumstances under which the SARs shall become immediately exercisable, in whole or in part, and may, notwithstanding the foregoing, accelerate the exercisability of any SAR, in whole or in part, at any time.

         (d) Termination of Employment. SARs shall be exercisable only during the grantee's employment by the Company (or, in the case of a grantee who is a non-employee director, only during his service as a director of the Company), except that, in the discretion of the Committee, an SAR may be made exercisable for up to three months after the grantee's employment (or tenure as a director) is terminated for any reason other than Retirement, death or Disability, and for up to one year after the grantee's employment (or tenure as a director) is terminated because of Retirement, death or Disability.

         (e) Payment. Upon exercise of an SAR, payment shall be made in cash, in Shares at fair market value on the date of exercise, or in a combination thereof, as the Committee may determine at the time of exercise.

         (f) Other Terms. SARs shall be granted in such manner and such form, and subject to such additional terms and conditions, as the Committee in its sole discretion deems necessary or desirable, including without limitation: (i) if granted in connection with an Incentive Stock Option, in order to satisfy any requirements set forth under Section 422 of the Code; or,
                 (ii) in order to avoid any liability in connection with an SAR under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "1934 Act").

8.       RESTRICTED STOCK AWARDS.

Restricted stock awards under the Plan shall consist of Shares free of any purchase price or for such purchase price as may be established by the Committee restricted against transfer, subject to forfeiture, and subject to such other terms and conditions (including attainment of performance objectives) as may be determined by the Committee. Restricted stock shall be evidenced by written restricted stock agreements in such form not inconsistent with the Plan as the Committee shall approve from time to time, which agreement shall contain the terms and conditions applicable to such awards, including in substance the following terms and conditions:

         (a) Restriction Period. Restrictions shall be imposed for such period or periods as may be determined by the Committee. The Committee, in its






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                 discretion, may provide in the agreement circumstances under which the restricted stock shall become immediately transferable and non-forfeitable, or under which the restricted stock shall be forfeited, and, notwithstanding the foregoing, may accelerate the expiration of the restriction period imposed on any Shares at any time.

         (b) Restrictions Upon Transfer. Restricted stock and the right to vote such Shares and to receive dividends thereon, may not be sold, assigned, transferred, exchanged, pledged, hypothecated, or otherwise encumbered, except as herein provided, during the restriction period applicable to such Shares. Notwithstanding the foregoing, and except as otherwise provided in the Plan, the grantee shall have all of the other rights of a stockholder, including, but not limited to, the right to receive dividends and the right to vote such Shares.

         (c) Certificates. A certificate or certificates representing the number of restricted Shares granted shall be registered in the name of the grantee. The Committee, in its sole discretion, shall determine when the certificate or certificates shall be delivered to the grantee (or, in the event of the grantee's death, to his Beneficiary), may provide for the holding of such certificate or certificates in escrow or in custody by the Company or its designee pending their delivery to the grantee or Beneficiary, and may provide for any appropriate legend to be borne by the certificate or certificates.

         (d) Lapse of Restrictions. The restricted stock agreement shall specify the terms and conditions upon which any restriction upon restricted stock awarded under the Plan shall expire, lapse, or be removed, as determined by the Committee. Upon the expiration, lapse, or removal of such restrictions, Shares free of the restrictive legend shall be issued to the grantee of his legal representative.

9.       PERFORMANCE UNITS.

Performance unit awards under the Plan shall entitle grantees to future payments based upon the achievements of pre- established long-term performance objectives and shall be evidenced by written performance unit agreements in such form not inconsistent with this Plan as the Committee shall approve from time to time. Such agreements shall contain the terms and conditions applicable to the performance unit awards, including in substance the following terms and conditions:

         (a) Performance Period. The Committee shall establish with respect to each unit award a performance period of not fewer than two years.





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         (b)     Unit Value. The Committee shall establish with respect to each unit award value for each unit which shall not thereafter change, or which may vary thereafter pursuant to criteria specified by the Committee.

         (c) Performance Targets. The Committee shall establish with respect to each unit award maximum and minimum performance targets to be achieved during the applicable performance period. Achievement of maximum targets shall entitle grantees to payment with respect to the full value of a unit award. Grantees shall be entitled to payment with respect to a portion of a unit award according to the level of achievement of targets as specified by the Committee for performance which achieves or exceeds the minimum target but fails to achieve the maximum target.

         (d) Performance Measures. Performance targets established by the Committee shall relate to corporate, subsidiary, division, or unit performance and may be established in terms of growth in gross revenue, earnings per share, ratios of earnings to equity or assets, or such other measures or standards as may be determined by the Committee in its discretion. Multiple targets may be used and may have the same or different weighting, and they may relate to absolute performance or relative performance measured against other companies or businesses.

         (e) Adjustments. At any time prior to the payment of a unit award, the Committee may adjust previously established performance targets or other terms and conditions, including the Company's or other corporationsG financial performance for Plan purposes, to reflect major unforeseen events such as changes in laws, regulations or accounting practices, mergers, acquisitions or divestitures or other extraordinary unusual or nonrecurring items or events.

         (f) Payment of Unit Awards. Following the conclusion of each performance period, the Committee shall determine the extent to which performance targets have been attained and any other terms and conditions satisfied for such period. The Committee shall determine what, if any, payment is due on the unit award and whether such payment shall be made in cash, Shares, or a combination thereof. Payment shall be made in a lump sum or installments, as determined by the Committee, commencing as promptly as practicable following the end of the performance period unless deferred subject to such terms and conditions and in such form as may be prescribed by the Committee.

         (g) Termination of Employment. In the event that a grantee ceases to be employed by the Company prior to the end of the performance period by






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                 reason of death, Disability, or Retirement with the consent of the Company, any unit award, to the extent earned under the applicable performance targets, shall be payable at the end of the performance period according to the portion of the performance period during which the grantee was employed by the Company, provided that the Committee shall have the power to provide for an appropriate settlement of a unit award before the end of the performance period. Upon any other termination of employment, participation shall terminate forthwith and all outstanding unit awards shall be canceled.

10.      LOANS AND SUPPLEMENTAL CASH.

The Committee, in its sole discretion to further the purpose of the Plan, may provide for supplemental cash payments or loans to individuals in connection with all or any part of an award under the Plan. Supplemental cash payments shall be subject to such terms and conditions as shall be prescribed by the Committee at the time of grant, provided that in no event shall the amount of payment exceed:

         (a) In the case of an option, the excess fair market value of a Share on the date of exercise over the option price multiplied by the number of Shares for which such option is exercised, or

         (b) In the case of an SAR, performance unit, or restricted stock award, the value of the Shares and other consideration issued in payment of such award.

Any loan shall be evidenced by a written loan agreement or other instrument in such form and containing such terms and conditions (including, without limitation, provisions for interest, payment schedules, collateral, forgiveness or acceleration) as the Committee may prescribe from time to time.

11.      DIRECTOR PROGRAM.

         (a) Eligible Directors. Each member of the Board of Directors who is not a full-time employee of the Company is an "Eligible Director."

         (b) Administration. The Director Program shall be administered by the Board of Directors. Subject to the provisions of the Director Program, the Board shall be authorized to:

                 (i) adopt, revise and repeal such administrative rules, guidelines and practices governing the Director Program as it shall from time to time deem advisable;







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                 (ii)     interpret the terms and provisions of the Director
                          Program and any option issued under the Director Program (and any agreements relating thereto), and otherwise settle all claims and disputes arising under the Director Program;

                 (iii) delegate responsibility and authority for the operation and administration of the Director Program, appoint employees and officers of the Company to act on its behalf, and employ persons to assist in the fulfilling of its responsibilities under the Director Program; and

                 (iv) otherwise supervise the administration of the Director Program; provided, however, that the Board of Directors shall have no discretion with respect to the selection of Eligible Directors to receive options hereunder, the number of Shares covered by such option or the price or timing of any options granted hereunder; provided, further, that any action by the Board of Directors relating to the Director Program will be taken only if approved by the affirmative vote of a majority of the directors who are not then eligible to participate under the Director Program.

         (c)     Option Grants.

                  (i) Number of Options Granted. The following number of Director Options are hereby granted to each Eligible Director under the Director Program:

                           (A) As of the date of Board approval of the Director Program, a Director Option to purchase 5,000 Shares is granted to each person who on that date is an incumbent Eligible Director.

                           (B) With respect to each person who first becomes an Eligible Director after the date of Board approval of the Director Program, a Director Option to purchase 5,000 Shares is granted as of the date such person first becomes an Eligible Director.

                           (C) As of the date of every third annual meeting of the Company's shareholders following the grant of a Director Option to an Eligible Director pursuant to section (A) or (B) above, and provided that such Eligible Director remains an incumbent on such date, a Director Option to purchase 5,000 Shares is granted to such Eligible Director.





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         (d)      Terms and Conditions of Director Options Under the Director
                  Program.

                  (i) Option Agreement. Each Director Option granted under the Director Program shall be evidenced by an option agreement.

                  (ii) Option Price. The option exercise price per Share of a Director Option shall be the fair market value of a Share as of the date of grant. The Director Options granted as of the date of Board approval of the Director Program have an exercise price of $11.875.

                  (iii) Option Term. The term of each Director Option shall be ten years. No Director Option shall be exercised by any person after expiration of the term of the Director Option.

                  (iv) Exercisability. A Director Option shall be exercisable during its term, 33.33% on the first anniversary of the date of grant, an additional 33.33% on the second anniversary of the date of grant, and the remaining 33.33% on the third anniversary of the date of grant. The Director Options granted on the date the Director Program was approved by the Board vest 33.33% on December 19, 1995, 1996, and 1997.

         (e) Method of Exercise. Director Options may be exercised, in whole or in part, at any time and from time to time during the relevant exercise period, by giving written notice of exercise to the Company specifying the number of Shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either in cash or by certified or bank check, or such other instrument as the Board of Directors may accept. Payment in full or in part may also be made in the form of unrestricted Shares already owned by the Director (and based upon the fair market value of the Shares so tendered as of the date the Director Option is exercised, as determined by the Board of Directors). No Shares shall be issued until full payment therefor has been made. Eligible Directors shall generally have the rights to dividends or other rights of a stockholder with respect to Shares subject to the Director Option when the Eligible Director has given notice as to exercise, has paid in full for such shares and, if requested, has given any representations required by the Board of Directors.

         (f) Nontransferability. Director Option shall not be sold, assigned, transferred, exchanged, pledged, hypothecated, or otherwise encumbered, otherwise than by will, by the laws of descent and distribution or





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                 pursuant to a qualified domestic relations order. During the lifetime of the optionee, a Director Option shall be exercisable only by the optionee.

         (g) Termination by Reason of Death. If an optionee ceases to be an Eligible Director by reason of death, any Director Option held by such optionee may thereafter be exercised to the extent then exercisable, by the legal representative of the estate or by the legatee of the Eligible Director under the will of the Eligible Director, for a period of one year from the date of such death or until the expiration of the stated term of such Director Option, whichever period is shorter.

         (h) Termination by Reason of Disability. If an optionee ceases to be an Eligible Director by reason of disability, any Director Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination, for a period of one year from the date of such termination or until the expiration of the stated term of such Director Option, whichever period is shorter, provided, however, that if the optionee dies within such one-year period, any unexercised Director Option held by such optionee shall thereafter be exercisable to the extent it was exercisable at the time of death for a period of one year from the date of such death or until the expiration of the stated term of such Director Option, whichever period is shorter.

         (i) Other Termination. If an optionee ceases to be an Eligible Director for any reason other than death or disability (except as a result of becoming an employee of the Company), any Director Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such termination, for a period of three months from the date of such termination or the expiration of the stated term of such Director Option, whichever period is shorter; provided, however, that if the optionee dies within such three-month period, any unexercised Director Option held by such optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one year from the date of such death or until the expiration of the stated term of the Director Option, whichever period is shorter. If an optionee ceases to be an Eligible Director by reason of his becoming an employee of the Company and his employment with the Company is subsequently terminated, any Director Option held by such optionee may thereafter be exercised by the optionee, to the extent that it was exercisable at the time of such termination, for a period of three months from the date of such termination or the expiration of the stated term of the Director Option, whichever period is shorter; provided, however, that if the optionee dies within such three-month period, any unexercised Option held by such





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




                 optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one year from the date of such death or until the expiration of the stated term of the Director Option, whichever period is shorter.

12.      GENERAL RESTRICTIONS.

Each award under the Plan shall be subject to the requirement that if at any time the Company shall determine that (i) the listing, registration or qualification of the Shares subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any regulatory body, or (iii) an agreement by the recipient of an award with respect to the disposition of Shares, or (iv) the satisfaction of withholding tax or other withholding liabilities is necessary or desirable as a condition of or in connection with the granting of such award or the issuance or purchase of Shares thereunder, such award shall not be consummated in whole or in part unless such listing, registration, qualification, consent, approval, agreement, or withholding shall have been effected or obtained free of any conditions not acceptable to the Company. Any such restriction affecting an award shall not extend the time within which the award may be exercised; and neither the Company nor its directors or officers nor the Committee shall have any obligation or liability to the grantee or to a Beneficiary with respect to any Shares with respect to which an award shall lapse or with respect to which the grant, issuance or purchase of Shares shall not be effected, because of any such restriction.

13.      SINGLE OR MULTIPLE AGREEMENTS.

Multiple awards, multiple forms of awards, or combinations thereof may be evidenced by a single agreement or multiple agreements, as determined by the Committee.

14.      RIGHTS OF THE SHAREHOLDER.

The recipient of any award under the Plan, shall have no rights as a shareholder with respect thereto unless and until certificates for Shares are issued to him, and the issuance of Shares shall confer no retroactive right to dividends.

15.      RIGHTS TO TERMINATE EMPLOYMENT.

Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any person the right to continue in the employment of the Company or affect any right which the Company may have to terminate the employment of such person.

16.      WITHHOLDING.

         (a) Prior to the issuance or transfer of Shares under the Plan, the recipient shall remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax requirements. Other than with respect to awards under the Director Program, the recipient may satisfy the withholding requirement in whole or in part by electing to have the Company withhold Shares having a value equal to the amount required to be withheld. The value of the Shares to be withheld shall be the fair market value, as determined by the Committee, of the stock on the date that the amount of tax to be withheld is determined (the OTax DateO). Such election must be made prior to the Tax Date, must comply with all applicable securities law and other legal requirements, as interpreted by the Committee, and may not be made unless approved by the Committee, in its discretion.

         (b) Whenever payments to a grantee in respect of an award under the Plan to be made in cash, such payments shall be net of the amount necessary to satisfy any federal, state or local withholding tax requirements.

17.      NON-ASSIGNABILITY.

No award under the Plan shall be sold, assigned, transferred, exchanged, pledged, hypothecated, or otherwise encumbered, other than by will or by the laws of descent and distribution, or by such other means as the Committee (or the Board of Directors, in the case of the Director Program) may approve. Except as otherwise provided herein, during the life of the recipient, such award shall be exercisable only by such person or by such person's guardian or legal representative.

18.      NON-UNIFORM DETERMINATIONS.

The Committee's determinations under the Plan (including without limitation determinations of the persons to receive awards, the form, amount and timing of such awards, the terms and provisions of such awards and the agreements evidencing same, and the establishment of values and performance targets) need not be uniform and may be made selectively among persons who .receive, or are eligible to receive, awards under the Plan, whether or not such persons are similarly situated.

19.      CHANGE IN CONTROL PROVISIONS.

         (a) In the event of (1) a Change in Control (as defined) or (2) a Potential Change in Control (as defined) the following acceleration and valuation provisions shall apply unless the Board of Directors otherwise determines by resolution:

                 (i) Any SARs and any stock options awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested.

                 (ii) Any restrictions and deferral limitations applicable to any restricted stock, performance units or other Stock-based awards, in each case to the extent not already vested under the Plan, shall lapse and such shares, performance units or other stock-based awards shall be deemed fully vested.

                 (iii) The value of all outstanding stock options, SARs, restricted stock, performance units and other stock-based awards, in each case to the extent vested, shall, unless otherwise determined by the Committee (or the Board of Directors with respect to the Director Program) in its sole discretion at or after grant but prior to any Change in Control, be cashed out on the basis of the Change in Control Price (as defined) as of the date such Change in Control or such Potential Change in Control is determined to have occurred or such other date as the Committee may determine prior to the Change in Control.

         (b) As used herein, the term OChange in ControlO means the happening of any of the following:

                 (i) Any person or entity, including a OgroupO as defined in Section 13(d)(3) of the 1934 Act, other than the Company, a subsidiary of the Company, or any employee benefit plan of the Company or its subsidiaries, becomes the beneficial owner of the Company's securities having 25 percent or more of the combined voting power of the then outstanding securities of the Company that may be cast for the election for directors of the Company (other than as a result of an issuance of securities initiated by the Company in the ordinary course of business), or

                 (ii) As the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions, less than a majority of the combined voting power of the then outstanding securities of the Company or any successor corporation or entity entitled to vote generally in the election of directors of the Company or such other corporation or entity after such transaction, are held in the aggregate by holders of the Company's securities entitled to vote generally in the election of directors of the Company immediately prior to such transactions; or

                 (iii) During any period of two consecutive years, individuals who at the beginning of any such period constitute the Board of Directors cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's stockholders, of each director of the Company first elected during such period was approved by a vote of at least two-thirds of the directors of the Company then still in office who were directors of the Company at the beginning of an such period.

         (c) As used herein, the term OPotential Change in ControlO means the happening of any of the following:

                 (i) The approval by stockholders of an agreement by the Company, the consummation of which would result in a Change in Control of the Company; or

                 (ii) The acquisition of beneficial ownership, directly or indirectly, by any entity, person or group (other than the Company, a wholly-owned subsidiary thereof or any employee benefit plan of the Company or its subsidiaries (including any trustee of such plan acting as such trustee)) of securities of the Company representing 5 percent or more of the combined voting power of the Company's outstanding securities and the adoption by the Board of Directors of a resolution to the effect that a Potential Change in Control of the Company has occurred for purposes of this Plan.

         (d) As used herein, the term OChange in Control PriceO means the highest price per share paid in any transaction reported on the New York Stock Exchange, or paid or offered in any bonafide transaction related to a Potential or actual Change in Control of the Company at any time during the 60 day period immediately preceding the occurrence of the Change in Control (or, where applicable, the occurrence of the Potential Change in Control event), in each case determined by the Committee except that, in the case of Incentive Stock Options and SARs relating to Incentive Stock Options, such price shall be based only on transactions reported for the date on which the optionee exercises such SARs or, where applicable, the date on which a cash out occurs under Section 19(a)(iii).

20.      NON-COMPETITION PROVISION.

Unless the award agreement relating to a stock option, SAR, restricted stock or performance unit specifies otherwise, a grantee shall forfeit all un-exercised, unearned and/or unpaid awards, including, but not by way of limitation, awards earned but not yet paid, all unpaid dividends and dividend equivalents, and all interest, if any, accrued on the foregoing if, (i) in the opinion of the Committee, the grantee without the written consent of the Company, engages directly or indirectly in any manner or capacity as principal, agent, partner, officer, director, employee or otherwise, in any business or activity competitive with the business conducted by the Company or any of its subsidiaries; or (ii) the grantee performs any act or engages in any activity which in the opinion of the Chief Executive Officer of the Company is inimical to the best interests of the Company.

21.      ADJUSTMENTS.

In the event of any change in the outstanding common stock of the Company, by reason of a stock dividend or distribution, recapitalization, merger, consolidation, reorganization, split-up, combination, exchange or Shares or the like, the Board of Directors, in its discretion, may adjust proportionately the number of Shares which may be issued under the Plan, the number of Shares subject to outstanding awards, and the option exercise price of each outstanding option, and may make such other changes in outstanding, options, SARs, performance units and restricted stock awards, as it deems equitable in its absolute discretion to prevent dilution or enlargement of the rights of grantees, provided that any fractional Shares resulting from such adjustments shall be eliminated.

22.      AMENDMENT.

The Board of Directors may terminate, amend, modify or suspend the Plan at any time, except that no termination, amendment, modification or suspension shall be effective without the authorization of the holders of a majority of Company's outstanding Shares, if such authorization is required to comply with Rule 16b-3 under the 1934 Act or to comply with any other law regulation or stock exchange rule. No termination, modification, amendment or suspension of the Plan shall adversely affect the rights of any grantee or Beneficiary under an award previously granted, unless the grantee or Beneficiary shall consent; but it shall be conclusively presumed that any adjustment pursuant to paragraph 21 hereof does not adversely affect any such right.

23.      EFFECT ON OTHER PLANS.

Participation in this Plan shall not affect a grantee's eligibility to participate in any other benefit or incentive plan of the Company. Any awards made pursuant to this Plan shall not be used in determining the benefits provided under any other plan of the Company unless specifically provided therein.

24.      EFFECTIVE DATE AND DURATION OF THE PLAN.

The Plan shall become effective when adopted by the Board of Directors, provided that the Plan is approved by the holders of a majority of the outstanding Shares on the date of its adoption by the Board or before the first anniversary of that date. Unless it is sooner terminated in accordance with paragraph 22 hereof, the Plan shall remain in effect until all awards under the Plan have been satisfied by the issuance of Shares or payment of cash or have expired or otherwise terminated, but no award shall be granted more than ten years after the earlier of the date the Plan is adopted by the Board of Directors or is approved by the Company's shareholders.

25.      UNFUNDED PLAN.

The Plan shall be unfunded, except to the extent otherwise provided in accordance with Section 8 hereof. Neither the Company nor any affiliate shall be required to segregate any assets that may be represented by stock options, SARs, or performance units, and neither the Company nor any affiliate shall be deemed to be a trustee of any amounts to be paid under any stock option, SAR or performance unit. Any liability of the Company or any affiliate to pay any grantee or Beneficiary with respect to an option, SAR or performance unit shall be based solely upon any contractual obligations created pursuant to the provisions of the Plan; no such obligations will be deemed to be secured by a pledge or encumbrance on any property of the Company or an affiliate.

26.      GOVERNING LAW.

The Plan shall be construed and its provisions enforced and administered in accordance with the laws of the State of Tennessee, except to the extent that such laws may be superseded by any federal law.


On October 11, 1996, the Board of Directors approved an amendment to the Long Term Incentive Plan that increased the Shares available for grant thereunder from 3,500,000 to 6,000,000. In addition, the Board of Directors has approved certain technical amendments in response to Section 162(m) of the Internal Revenue Code and recent amendments to Section 16 of the Securities and Exchange Act of 1934, as amended. The proposal to approve the Company's 1993 Long Term Incentive Plan, as amended, will be acted upon by the Company's Shareholders at the annual meeting on April 29, 1997.